                                                            EXHIBIT 99.2










                              AGREEMENT OF LIMITED

                                   PARTNERSHIP

                                       OF

                                IRT PARTNERS L.P.





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                                TABLE OF CONTENTS

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                                                                                                           Page


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ARTICLE 1 - DEFINED TERMS.................................................................................   1

ARTICLE 2 - ORGANIZATIONAL MATTERS........................................................................  13
      Section 2.1      Organization and Continuation......................................................  13
      Section 2.2      Name...............................................................................  14
      Section 2.3      Registered Office and Agent; Principal Office......................................  14
      Section 2.4      Power of Attorney..................................................................  14
      Section 2.5      Term...............................................................................  15

ARTICLE 3 - PURPOSE.......................................................................................  16
      Section 3.1      Purpose and Business...............................................................  16
      Section 3.2      Powers.............................................................................  16

ARTICLE 4 - CAPITAL CONTRIBUTIONS.........................................................................  16
      Section 4.1      Capital Contributions of the Partners..............................................  16
      Section 4.2      Issuances of Additional Partnership Interests......................................  17
      Section 4.3      No Preemptive Rights...............................................................  17
      Section 4.4      No Interest........................................................................  18
      Section 4.5      No Withdrawal......................................................................  18

ARTICLE 5 - DISTRIBUTIONS.................................................................................  18
      Section 5.1      Requirement and Characterization of Distributions..................................  18
      Section 5.2      Amounts Withheld...................................................................  19
      Section 5.3      Distributions Upon Liquidation.....................................................  19

ARTICLE 6 - ALLOCATIONS...................................................................................  19
      Section 6.1      Allocations For Capital Account Purposes...........................................  19
      Section 6.2      Other Allocation Rules.............................................................  21
      Section 6.3      Special Allocation Rules...........................................................  23

ARTICLE 7 - MANAGEMENT AND OPERATIONS OF BUSINESS.........................................................  25
      Section 7.1      Management.........................................................................  25
      Section 7.2      Certificate of Limited Partnership.................................................  30
      Section 7.3      Reimbursement of the General Partner...............................................  30
      Section 7.4      Contracts with Affiliates..........................................................  31
      Section 7.5      Indemnification....................................................................  32
      Section 7.6      Liability of the General Partner...................................................  34
      Section 7.7      Other Matters Concerning the General Partner.......................................  34
      Section 7.8      Title to Partnership Assets........................................................  35
      Section 7.9      Reliance by Third Parties..........................................................  35
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
ARTICLE 8 - RIGHTS AND OBLIGATIONS OF LIMITED PARTNER.....................................................  36
      Section 8.1      Limitation of Liability............................................................  36
      Section 8.2      Management of Business.............................................................  36
      Section 8.3      Outside Activities of Limited Partners.............................................  36
      Section 8.4      Return of Capital..................................................................  37
      Section 8.5      Rights of Limited Partners Relating to the Partnership.............................  37
      Section 8.6      Redemption Right...................................................................  38

ARTICLE 9 - BOOKS, RECORDS, ACCOUNTING AND REPORTS........................................................  39
      Section 9.1      Records and Accounting.............................................................  39
      Section 9.2      Partnership Year...................................................................  40
      Section 9.3      Reports............................................................................  40

ARTICLE 10 - TAX MATTERS..................................................................................  40
      Section 10.1     Preparation of Tax Returns.........................................................  40
      Section 10.2     Tax Elections......................................................................  40
      Section 10.3     Tax Matters Partner................................................................  40
      Section 10.4     Withholding........................................................................  42

ARTICLE 11 - TRANSFERS AND WITHDRAWALS....................................................................  42
      Section 11.1     Transfer...........................................................................  42
      Section 11.2     Transfer of General Partner's Partnership Interests................................  43
      Section 11.3     Limited Partners' Rights to Transfer...............................................  43
      Section 11.4     Substituted Limited Partners.......................................................  44
      Section 11.5     Assignees..........................................................................  44
      Section 11.6     General Provisions.................................................................  45

ARTICLE 12 - ADMISSION OF PARTNERS........................................................................  45
      Section 12.1     Admission of Successor General Partner.............................................  45
      Section 12.2     Admission of Additional Limited Partners...........................................  46
      Section 12.3     Amendment of Agreement and Certificate of Limited Partnership......................  46

ARTICLE 13 - DISSOLUTION, LIQUIDATION AND TERMINATION.....................................................  47
      Section 13.1     Dissolution........................................................................  47
      Section 13.2     Winding Up.........................................................................  47
      Section 13.3     Negative Capital Accounts..........................................................  49
      Section 13.4     Deemed Distribution and Recontribution.............................................  50
      Section 13.5     Rights of Limited Partners.........................................................  50
      Section 13.6     Notice of Dissolution..............................................................  50
      Section 13.7     Termination of Partnership and Cancellation of Certificate of Limited
      Partnership      ...................................................................................  51
      Section 13.8     Reasonable Time for Winding-Up.....................................................  51
      Section 13.9     Waiver of Partition................................................................  51

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
ARTICLE 14 - AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS.................................................  51
      Section 14.1     Amendments.........................................................................  51
      Section 14.2     Meetings of the Partners...........................................................  53

ARTICLE 15 - GENERAL PROVISIONS...........................................................................  54
      Section 15.1     Addresses and Notice...............................................................  54
      Section 15.2     Titles and Captions................................................................  54
      Section 15.3     Pronouns and Plurals...............................................................  54
      Section 15.4     Further Action.....................................................................  54
      Section 15.5     Binding Effect.....................................................................  54
      Section 15.6     Creditors..........................................................................  54
      Section 15.7     Waiver.............................................................................  54
      Section 15.8     Counterparts.......................................................................  55
      Section 15.9     Applicable Law.....................................................................  55
      Section 15.10    Invalidity of Provisions...........................................................  55
      Section 15.11    Entire Agreement...................................................................  55

ARTICLE 16 - CONSOLIDATION, MERGER OR SALE OF ASSETS OF THE GENERAL PARTNER...............................  55
      Section 16.1     Triggering Events..................................................................  55
      Section 16.2     From and After the Occurrence of a Triggering Event................................  56
      Section 16.3     Application to Later Transactions..................................................  56
      Section 16.4     Waivers and Amendments.............................................................  57

EXHIBIT A -     PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS.........................................  60

EXHIBIT B -     VALUE OF CONTRIBUTED PROPERTY.............................................................  61

EXHIBIT E -     NOTICE OF REDEMPTION......................................................................  62

EXHIBIT F -     ELECTING PARTNERS WITH DEFICIT CAPITAL ACCOUNT MAKE-UP REQUIREMENT........................  64

                                  AGREEMENT OF
                               LIMITED PARTNERSHIP
                                       OF
                                IRT PARTNERS L.P.


         THIS AGREEMENT OF LIMITED PARTNERSHIP OF IRT PARTNERS L.P. (the "Agreement"), dated as of July 14, 1998, is entered into by and among IRT PROPERTY COMPANY, a Georgia corporation (the "General Partner"), IRT MANAGEMENT COMPANY, a Georgia corporation (the "Initial Limited Partner"), and MIBEF CORPORATE SERVICES, INC., as Trustee of (i) the Tamarac Trust No. 101 (the "Tamarac Trust"), (ii) Riverside Trust No. 102 (the "Riverside Trust"), and
(iii) Charlotte Square Trust, Trust No. 103 (the "Charlotte Trust"), together with any other Persons who become Partners in the Partnership as provided herein (as such terms are defined hereinafter).

         WHEREAS, the parties hereto have entered into the Contribution Agreement (as hereinafter defined) pursuant to which, among other things, the parties have agreed to establish the Partnership and to contribute assets to the Partnership;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE 1
                                  DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Georgia Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5), and (6). The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Exhibit B hereof.

         "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests, or
(iv) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (i), (ii), (iii) above.

         "Affiliate Limited Partner" means any Limited Partner including the Initial Limited Partner that is an Affiliate of the General Partner or that is a General Partner, provided however, for purposes of allocations and distributions under Articles 5, 6 and 13 hereof, Units held by the General Partner or its Affiliates as a result of conversions or redemptions of Partnership Units shall be deemed not held by an Affiliated Limited Partner".

         "Agreed Value" means (i) in the case of any Contributed Property set forth in Exhibit B and as of the time of its contribution to the Partnership, the Agreed Value of such property as set forth in Exhibit B, which value shall reflect any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, (ii) in the case of any Contributed Property not set forth in Exhibit B and as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (iii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder.

         "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Articles of Incorporation" means the Amended and Restated Articles of Incorporation of the General Partner filed in the State of Georgia and amended or restated from time to time.

         "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

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         "Available Cash" means with respect to any period for which such calculation is being made:

         (a) all cash revenues and funds received by the Partnership from whatever source plus the amount of any reduction (including, without limitation, a reduction resulting because the General Partner determines such amounts are no longer necessary) in reserves of the Partnership, which reserves are established in clause (b)(iv) below;

         (b) less the sum of the following (except to the extent any such payment is expressly subordinate to the distribution of some portion of Available Cash):

                  (i) all interest, principal and other debt payments made during such period by the Partnership,

                  (ii) all other cash expenditures (including capital expenditures) made by the Partnership during such period,

                  (iii) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clauses (b)(i) or (ii), and

                  (iv) the amount of any increase in reserves established during such period which the General Partner determines is necessary or appropriate in its sole and absolute discretion.

         Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia, Charlotte, North Carolina, Dallas, Texas, and New York, New York are authorized or required by law to close.

         "Capital Account" means the separate accounting entry maintained for a Partner in accordance with the rules of Regulations Section 1.704-l(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with the definition of Net Income or Net Loss and allocated to such Partner pursuant to Article 6 hereof, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with the definition of Net Income or Net Loss and allocated to such Partner pursuant to
Article 6 hereof. A transferee (including an Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided, however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed to have been transferred in accordance with Regulations Section 1.708-1 and appropriate adjustments resulting from such deemed transfers shall be made hereunder. The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or any Limited Partners) are computed in order to comply with such Regulations, the General Partner may make such modification without regard to Article 14 of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to
Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

         "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Sections
4.1 or 4.2 hereof and which shall be treated as a contribution to the Partnership pursuant to Section 721(a) of the Code.

         "Carrying Value" means (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such Property charged to the Partners' Capital Accounts following the contribution of or adjustment with respect to such Property, and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Section 6.3 hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

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

         "Cash Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount plus the amount, if any, per Unit, in the Redeeming Partner's Cumulative Unpaid Accrued Return Account and Cumulative Unpaid Priority Distribution Account.

         "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Georgia Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Article 14 hereof.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Section 6.3(g) hereof, such property shall no longer constitute a Contributed Property for purposes of Section 6.3(g) hereof, but shall be deemed an Adjusted Property for such purposes.

         "Contribution Agreement" means that certain Contribution Agreement, dated as of June 26, 1998, by and among the General Partner and MIBEF Corporate Services, Inc., as Trustee of the Trusts.

         "Conversion Factor" means 1.0, provided that in the event that the General Partner (i) declares or pays a distribution on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) subdivides its outstanding REIT Shares; or
(iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the effective date for such distribution, subdivision or combination assuming for such purpose that such distribution, subdivision or combination has occurred as of such time, and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         "Cumulative Unpaid Accrued Return Account" means, with respect to any Limited Partner other than an Affiliate Limited Partner, an amount, if any, equal to (i) the interest that would accrue at the Prime Rate plus two percent (2%) on such Partner's Cumulative Unpaid Priority Distribution Account outstanding from time to time, less (ii) the cumulative amount of

Available Cash distributed with respect to the Limited Partnership Units of such Partner in reduction of such Cumulative Unpaid Accrued Return Account pursuant to Section 5.1(a)(2). The Cumulative Unpaid Accrued Return Account shall also be reduced to the extent the value of such account is paid through payment of the REIT Shares Amount.

         "Cumulative Unpaid Priority Distribution Account" means, with respect to any Limited Partner other than an Affiliate Limited Partner, an amount, if any, equal to (i) the aggregate of all Priority Distribution Amounts for Limited Partnership Units held by such Limited Partner, less (ii) the cumulative amount of Available Cash distributed with respect to such Limited Partnership Units of such Limited Partner in reduction of such Cumulative Unpaid Priority Distribution Account pursuant to Sections 5.1(a)(1) and 5.1(a)(3). The Cumulative Unpaid Priority Distribution Account shall also be reduced to the extent the value of such account is paid through payment of the REIT Shares Amount.

         "Depreciation" means, for each Partnership Year or other period an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

         "Dissolution Event" has the meaning set forth in Section 13.1.

         "General Partner" means IRT Property Company, in its capacity as the general partner of the Partnership, or its permitted successors as general partner of the Partnership, which permitted successors shall include any Affiliate of IRT Property Company and any successor that becomes a general partner of the Partnership pursuant to Section 11.2 hereof.

         "General Partner Interest" means a Partnership Interest held by the General Partner that is a general partnership interest. A General Partner Interest may be expressed as a number of Partnership Units.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse and such natural Person's natural or adoptive parents, descendants, nephews, nieces, brothers, and sisters.

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         "Incapacity" or "Incapacitated" means, (i) as to any individual
Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate;
(ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (A) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (B) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (C) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (D) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (B) above, (E) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (F) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (G) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (H) an appointment referred to in clause (G) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

         "Indemnitee" means (i) any Person made a party to a proceeding by reason of (A) his status as the General Partner, or a director or officer of the Partnership or the General Partner, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to), and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

         "Initial Limited Partner" means IRT Management Company.

         "Limited Partner" means the Initial Limited Partner and any Person named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner in the Partnership.

         "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Net Income" or "Net Loss" means, for any Partnership Year or any portion of a Partnership Year, the excess, if any, or deficiency, if any, as the case may be of the Partnership's items of income and gain for such Partnership Year over the Partnership's items of loss and deduction for such Partnership Year. For purposes of computing the amount of Net Income or Net Loss, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                  (1) Except as otherwise provided in Regulations Section 1.704-l(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m). Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income or Net Loss pursuant to this definition shall be added to such Net Income or Net Loss.

                  (2) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) and 705(a)(2)(B) of the Code are not includible in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                  (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                  (4) In lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                  (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                  (6) Any items specifically allocated under Section 6.1(c) or Section 6.3 shall not be taken into account.

         "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 6.3(b) if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse Deductions" has the meaning set forth in Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(c).

         "Nonrecourse Liability" has the meaning set forth in Regulations
Section 1.752-l(a)(2).

         "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit E to this Agreement.

         "Original Limited Partner" means a Limited Partner, other than the General Partner and the Initial Limited Partner, who is a Partner on the date of this Agreement and any transferee or assignee of the Units received by such a Limited Partners on the date of this Agreement, and which has been admitted as Limited Partner to the Partnership pursuant to, and consistent with Section 11.3.

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner Nonrecourse Debt" has the meaning set forth in Regulations
Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement and any successor thereto.

         "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

         "Partnership Minimum Gain" has the meaning set forth in Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for a distribution to its holders of REIT Shares.

         "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2. The number of Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced as the General Partner from time to time determines. In no event shall the holding of a Partnership Unit constitute the holder or assignee thereof as a shareholder or creditor of IRT Property Company, and no such person shall have any rights or privileges as a shareholder or creditor of IRT Property Company as a result of being the holder or assignee of such Partnership Units.

         "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

         "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

         "Person" means an individual or a corporation, partnership, limited liability company, trust, unincorporated organization, association or other entity.

         "Prime Rate" means, on any date, a fluctuating rate of interest per annum equal to the rate of interest most recently established by NationsBank, N.A. (or, at the General Partner's election, another major lender to the Partnership, at the office with which the Partnership deals), as its prime rate of interest for loans in United States dollars.

         "Priority Distribution Amount" means with respect to any Limited Partnership Unit (other than Units held by an Affiliate Limited Partner) outstanding on a Partnership Record Date the product of (i) the cash distribution per REIT Share (including any distribution designated by the General Partner as capital gain pursuant to Section 857(b)(3)(C) of the Code or a return of capital) declared by the General Partner on the Partnership Record Date, and (ii) the Conversion Factor.

         "Recapture Income" means any gain recognized by the Partnership (computed without regard to any adjustment required by Section 734 or Section 743 of the Code) upon the disposition of any property or asset of the Partnership, which gain is characterized for federal income tax purposes as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Recourse Liabilities" has the meaning set forth in Regulations Section 1.752-1(a)(1).

         "Redeeming Partner" shall have the meaning set forth in Section 8.6 hereof.

         "Redemption Right" shall have the meaning set forth in Section 8.6 hereof.

         "Regulations" means the Income Tax Regulations, including the Temporary Regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "REIT" means a real estate investment trust under Section 856 of the Code.

         "REIT Share" shall mean a share of the $1.00 par value common stock of the General Partner.

         "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor, provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "Rights"), then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive. In the event that the Redeeming Partner has a positive Cumulative Unpaid Accrued Return Account or a positive Cumulative Unpaid Priority Distribution Account, the REIT Shares Amount shall also include the number of REIT Shares arrived at by dividing (x) the product of the positive amounts in the Redeeming Partner's Cumulative Unpaid Accrued Return Account and Cumulative Unpaid

Priority Return Account and a fraction the numerator of which is the number of Partnership Units Offered and the denominator of which is the total Partnership Units owned by such Redeeming Partner, by (y) the Value on the Valuation Date of a REIT share.

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 6.3(g)(2)(i)(A) or 6.3(g)(2)(ii)(A) to eliminate Book-Tax Disparities.

         "704(c) Value" of any Contributed Property means the value of such property as set forth in Exhibit B or if no value is set forth in Exhibit B, the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt. Subject to Section 6.2(c) hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

         "Securities Act" shall mean the Federal Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

         "Specified Redemption Date" means the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption.

         "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, trust or other entity of which a majority of either (i) the voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

         "Trusts" means (i) Tamarac Trust, Trust No. 101, (ii) Riverside Trust, Trust No. 102, and (iii) Charlotte Square Trust, Trust No. 103.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Section 6.2(c) hereof) as of such date, over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 6.2(c) hereof) as of such date.

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Section 6.2(c) hereof) as of such date, over (ii) the fair market value of such property (as determined under Section 6.2(c) hereof) as of such date.

         "Valuation Date" means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

         "Value" means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) the closing prices ("regular way" pursuant to NYSE Rule 703.02 with respect to shares trading "ex" distributions) on composite tape on the New York Stock Exchange ("NYSE") or Nasdaq National Market, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten
(10) days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event the REIT Shares Amount includes rights that a holder of REIT Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         Section 2.1       Organization and Continuation

         The Partnership is a limited partnership organized pursuant to the provisions of the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2       Name

         The name of the Partnership shall be IRT Partners L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         Section 2.3       Registered Office and Agent; Principal Office

         The address of the registered office of the Partnership in the State of Georgia is 1201 Peachtree Street, N.E., Atlanta, Georgia 30361 and the name of the registered agent for service of process on the Partnership at such address is CT Corporation System. The principal office of the Partnership shall be located at 200 Galleria Parkway, N.W., Suite 1400, Atlanta, Georgia 30339, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Georgia as the General Partner deems advisable.

         Section 2.4       Power of Attorney

         (a) Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                  (1) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Georgia and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (iii) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Articles 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (v) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of a Partnership Interest; and

                  (2) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

         (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         Section 2.5       Term

         The term of the Partnership commenced on July 14, 1998, the date the Certificate was filed in the office of the Secretary of State of Georgia in accordance with the Act, and shall continue until December 31, 2098, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    ARTICLE 3
                                     PURPOSE

         Section 3.1       Purpose and Business

         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act, provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner elects in its sole discretion not to qualify as a REIT, or otherwise ceases to qualify as a REIT, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing, (iii) to borrow monies, either unsecured or secured by one or more assets of the Partnership, and (iv) to do anything necessary or incidental to the foregoing.

         Section 3.2       Powers

         The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, provided that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT, (ii) could subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, the Partnership or their respective securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

         Section 4.1       Capital Contributions of the Partners

         At the time of the execution of this Agreement, the Partners shall make Capital Contributions set forth in Exhibit A to this Agreement. The Partners shall own Partnership Units in the amounts set forth for each such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, conversions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on any Partner's Percentage Interest. Except as provided in Sections 4.2, 10.4, and 13.3(b), the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership. The General Partner shall maintain the information set forth in Exhibit A to the Agreement, as such information shall change from time to time, in such form as the General Partner deems appropriate for the conduct of the Partnership affairs, and Exhibit A shall be deemed amended from time to time to reflect the information so maintained by the General Partner, whether or not a formal amendment to the Agreement has been executed amending such Exhibit A. Such information shall reflect (and Exhibit A shall be deemed amended from time to time to reflect) the issuance of any additional Partnership Units to the General Partner or any other Person, the transfer of Partnership Units and the redemption of any Partnership Units, all as contemplated in the Agreement.

         Section 4.2       Issuances of Additional Partnership Interests

         The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner) or other Persons additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to Limited Partner Interests, all as shall be determined by the General Partner in its sole and absolute discretion subject to Georgia law, including, without limitation,
(i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, however, that no Partnership Interest may be issued to any person that has a priority with respect to any of the foregoing items over the Original Limited Partners at such time as the Original Limited Partners have priority as to distributions under Articles 5, 6 and 13 hereof and no Affiliate of the General Partner or the General Partner may be issued Units other than Units that are subordinate to the Units of the Original Limited Partners at such time as the Original Limited Partners have priority as to distributions under Articles 5, 6 and 13 hereof, except (i) as provided in Section 7.4(g) hereof or (ii) the issuance of Units to the General Partner and its Affiliates in proportion to their holdings of Units that have such priority as to distributions. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue Partnership Units for less than fair market value, so long as the General Partner concludes in good faith that such issuance is in the best interests of the General Partner and the Partnership (for example, and not by way of limitation, the issuance of Partnership Units pursuant to an employee purchase plan providing for employee purchases of Partnership Units at a discount from fair market value or employee options that have an exercise price that is less than the fair market value of the Partnership Units, either at the time of issuance or at the time of exercise).

         Section 4.3       No Preemptive Rights

         No Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership; or (ii) issuance or sale of any Partnership Units or other Partnership Interests.

         Section 4.4       No Interest

         No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

         Section 4.5       No Withdrawal

         No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 hereof.

                                    ARTICLE 5
                                  DISTRIBUTIONS

         Section 5.1       Requirement and Characterization of Distributions

                  (a) The General Partner shall cause the Partnership to distribute quarterly an amount equal to 100% of Available Cash generated by the Partnership during such quarter to the Partners who are Partners on the Partnership Record Date with respect to such quarter as follows:

                           (1) First, one hundred percent (100%) to the Limited
                  Partners other than any Affiliate Limited Partner, pro rata based on the number of Partnership Units held by each such Limited Partner on the applicable Partnership Record Date, until each has received an amount equal to the Priority Distribution Amount for the quarter for each such Unit;

                           (2) Next, if any Limited Partners have a positive
                  Cumulative Unpaid Accrued Return Account other than to any Affiliate Limited Partner, one hundred percent (100%) to such Limited Partners, pro rata based on the relative amounts of their Cumulative Unpaid Accrued Return Accounts, until each such Cumulative Unpaid Accrued Return Account reaches zero;

                           (3) Next, if any Limited Partners have a positive
                  Cumulative Unpaid Priority Distribution Account other than to any Affiliate Limited Partner, one hundred percent (100%) to such Limited Partners, pro rata based on the relative amounts of their Cumulative Unpaid Priority Distribution Accounts, until each such Cumulative Unpaid Priority Distribution Account reaches zero; and

                           (4) Thereafter, to the General Partner and any
                  Affiliate Partner in proportion to the respective number of Units held by each such Partner.

                  (b) The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with its qualification as a REIT, to distribute

Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated.

         Section 5.2       Amounts Withheld

         All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to the General Partner, the Limited Partners or Assignees shall be treated as amounts distributed to the General Partner, Limited Partners, or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3       Distributions Upon Liquidation

         Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

                                    ARTICLE 6
                                   ALLOCATIONS

         Section 6.1       Allocations For Capital Account Purposes

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's Net Income and Net Loss shall be allocated among the Partners in each taxable year (or portion thereof) as provided hereinbelow.

         (a) Net Income. After giving effect to the special allocations set forth in Section 6.3, Net Income shall be allocated as follows:

                  (1) First, to the Partners in proportion to and to the extent of distributions with respect to such taxable year, other than distributions of amounts for which an allocation had previously been made under paragraph (2) below;

                  (2) Second, to the Limited Partners in proportion to and to the extent of the respective credit balances in such Limited Partners' Cumulative Unpaid Accrued Return Account and Cumulative Unpaid Priority Distribution Account, less prior allocations with respect thereto under this Section 6.1(a)(2) plus any prior allocations under Section 6.1(b)(2); and

                  (3) Third, one hundred percent (100%) to the General Partner and the Affiliate Limited Partners in an amount equal to the excess, if any, of (i) the cumulative Net Losses allocated to such Partners pursuant to Section 6.1(b)(5) and the last sentence of Section 6.1(b) for all prior fiscal years, over
                           (ii) the cumulative Net Income allocated pursuant to this Section 6.1(a)(1) for all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                  (4) Fourth, one hundred percent (100%) to the Limited Partners (other than any Affiliate Limited Partner) in an amount equal to the excess, if any, of (i) the cumulative Net Losses allocated to such Limited Partners pursuant to Section 6.1(b)(4) for all prior fiscal years, over (ii) the cumulative Net Income allocated pursuant to this Section 6.1(a)(2) for all prior fiscal years, which amount shall be allocated among the Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(4);

                  (5) Fifth, one hundred percent (100%) to the Limited Partners (other than any Affiliate Limited Partner) in an amount equal to the excess, if any, of (i) the cumulative Net Losses allocated to such Limited Partners pursuant to Section 6.1(b)(3) for all prior fiscal years, over (ii) the cumulative Net Income allocated pursuant to this Section 6.1(a)(3) for all prior fiscal years, which amount shall be allocated among such Partners in the same proportions and in the reverse order as the Net Losses were allocated pursuant to Section 6.1(b)(3);

                  (6) Thereafter, to the General Partner and the Affiliate Limited Partners in proportion to their respective number of Units.

         (b) Net Losses. After giving effect to the special allocations set forth in Section 6.3, Net Losses shall be allocated as follows:

                  (1) First, one hundred percent (100%) to the General Partner and the Affiliate Limited Partners in an amount equal to the excess, if any, of (i) the cumulative Net Income allocated pursuant to Section 6.1(a)(6) hereof for all prior fiscal years to such Partner, over (ii) the cumulative Net Losses allocated pursuant to this Section 6.1(b)(1) for all prior fiscal years to such Partner (such allocation being made in proportion to such Partner's respective excess amounts);

                  (2) Second, to the Limited Partners until the cumulative allocations of Net Losses under this Section 6.1(b)(2) equal the excess, if any, of the cumulative allocations of Net Income under Section 6.1(a)(2) to such Partners for all prior fiscal years over the cumulative distributions to such Partners under
                           Section 5.1(a)(2) and (3) for the current and all prior fiscal years (such allocation being made in proportion to such Partners' respective excess amounts);

                  (3) Third, to the Limited Partners with positive Adjusted Capital Account balances (determined, solely for purposes of this Section 6.2(b)(3), without regard to any obligation of a Partner to restore a negative Capital Account under Section 13.3(b), in proportion to such balances, until such balances are reduced to zero;

                  (4) Fourth, to the Limited Partners in proportion to their relative Percentage Interests; provided, however, that to the extent that an allocation under this Section 6.1(b)(4) would cause or increase an Adjusted Capital Account Deficit for such Partner, such Net Loss shall be allocated to those Limited Partners (in proportion to their relative Percentage Interests) for whom such allocation would not cause or increase an Adjusted Capital Account Deficit; and

                  (5) Any remaining Net Loss shall be allocated to the General Partner and any Affiliate Limited Partner in proportion to their respective number of Units.

Notwithstanding the foregoing, Net Losses shall not be allocated to any Limited Partner pursuant to this Section 6.1(b) to the extent that such allocation would cause such Limited Partner to have an Adjusted Capital Account Deficit at the end of such taxable year (or increase any existing Adjusted Capital Account Deficit). All Net Losses in excess of the limitations set forth in the preceding sentence of this Section 6.1(b) shall be allocated to the General Partner.

         (c) REIT Shares Amount Allocation. In the event that a Limited Partner exercises his Redemption Right and receives payment of the REIT Shares Amount with respect to some or all of his Units, such Limited Partner shall notwithstanding the provisions of subsections 6.1(a) and 6.1(b) above be allocated an amount of Net Income, or, if necessary, items of income or gain, equal to the amount of any Cumulative Unpaid Accrued Return Account and any Cumulative Unpaid Priority Return Account paid in connection with payment of such amounts and for which such Limited Partner had not previously received an allocation of Net Income not offset by an allocation of Net Loss.

         Section 6.2       Other Allocation Rules

         (a) Excess Nonrecourse Liabilities. For purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), such "excess nonrecourse liabilities" shall be allocated in accordance with such Partner's share of Partnership profits; provided, however, that each such share shall be determined by the General Partner in its reasonable discretion under any method permitted under applicable Regulations.

         (b) Recapture Income. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset to the extent possible, after taking into account other required allocations of gain pursuant to Section 6.3, shall be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         (c)      Carrying Value Adjustments.

                  (1) Consistent with the provisions of Regulations Section 1.704-l(b)(2)(iv)(f), and as provided in Section 6.2(c)(2) below, the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 6.2(c)(2) below, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to
                           Section 6.1 of the Agreement.

                  (2) Such adjustments shall be made as of the following times: (i) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (ii) immediately prior to distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and
                           (iii) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), provided, however, that adjustments pursuant to clauses (i) and (ii) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

                  (3)      In accordance with Regulations Section
                           1.704-l(b)(2)(iv)(e), the Carrying Value of
                           Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

                  (4) In determining Unrealized Gain or Unrealized Loss, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article 13 of the Agreement, shall be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

         Section 6.3       Special Allocation Rules

         Notwithstanding any other provision of the Agreement, the following special allocations shall be made in the following order:

         (a) Minimum Gain Chargeback. Notwithstanding the provisions of Section
6.1 of the Agreement or any other provisions of this Section 6.3, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section 6.3(a) is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. Solely for purposes of this Section 6.3(a), each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to
Section 6.1 with respect to such fiscal year and without regard to any decrease in Partner Minimum Gain during such Partnership Year.

         (b) Partner Minimum Gain Chargeback. Notwithstanding any provision of
Section 6.1 of this Agreement or any other provisions of this Section 6.3 (except paragraph (a) hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 6.3(b) is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of this Section 6.3(b), each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement with respect to such Partnership Year, other than allocations pursuant to paragraph (a) hereof.

         (c) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-l(b)(2)(ii)(d)(5) or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 6.3(a) and 6.3(b) hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership Year) shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

         (d) Nonrecourse Deductions. Nonrecourse Deductions for any Partnership Year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership Year which would satisfy such requirements.

         (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

         (f) Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

         (g) Allocations for Tax Purposes

                  (1) Except as otherwise provided in this Section 6.3(g), for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated.

                  (2) In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

                  (i)      (A)      In the case of a Contributed Property, such
                                    items attributable thereto shall be
                                    allocated among the Partners consistent with the principles of Section 704(c) of the Code to take into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution;
                                    and

                           (B) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated.

                  (ii)     (A)      In the case of an Adjusted Property, such
                                    items shall

                                    (1)     first, be allocated among the
                                            Partners in a manner consistent with
                                            the principles of Section 704(c) of
                                            the Code to take into account the
                                            Unrealized Gain or Unrealized Loss
                                            attributable to such property and
                                            the allocations thereof, and

                                    (2)     second, in the event such property
                                            was originally a Contributed
                                            Property, be allocated among the
                                            Partners in a manner consistent with
                                            Section 6.3(g)(2)(i) above; and

                           (B) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated.

                  (iii) all other items of income, gain loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated.

                  (iv)     Any elections or other decisions relating to Code
                           Section 704(c) allocations shall be made by the General Partner; provided, however, that the "traditional method" of making Section 704(c) allocations without curative allocations described in
                           Section 1.704-3(b) of the Regulations shall be used. Allocations pursuant to Sections (i), (ii) and (iii) hereof are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Net Income, Net Losses, other items, or distributions pursuant to any provision of this Agreement.



                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1       Management

         (a) Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                  (1) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to the General Partner such that the General Partner can distribute to its shareholders amounts sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                  (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                  (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege or subscription right or other right available in connection with any assets at any time held by the Partnership) or the combination of the Partnership with or into another entity (all of the foregoing without any prior approval);

                  (4) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the General Partner) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

                  (5) the management, operation, leasing, landscaping, repair, expansion, alteration, renovation, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

                  (6) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with the General Partner, any Subsidiary or Affiliate of the General Partner, contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                  (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                  (8) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                  (9) the collection and receipt of revenues and income of the Partnership;

                  (10) the establishment of one or more divisions of the Partnership, the selection and dismissal of employees of the Partnership, any division of the Partnership, or the General Partner (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership, any division of the Partnership, or the General Partner), and agents, outside attorneys, accountants, consultants and contractors of the General Partner or the Partnership or any division of the Partnership, and the determination of their compensation and other terms of employment or hiring;

                  (11) the maintenance of such insurance for the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                  (12) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, joint ventures, Subsidiaries or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

                  (13) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute, resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (14) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                  (15) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

                  (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                  (17) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                  (18) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person; and

                  (19) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreement in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

         (b) Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         (c) From and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnities hereunder.

         (d) From and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

         (e) In exercising its authority under this Agreement and except as provided at Section 5.1, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement. Notwithstanding the foregoing, the General Partner is authorized to enter into agreements and understandings with Limited Partners regarding property contributed to the Partnership and conditions under which such property may be sold, transferred or refinanced.

         (f) Notwithstanding anything contained in this Agreement to the contrary, the General Partner, acting as fiduciary, shall use its reasonable best efforts and act in good faith to operate the Partnership's assets and manage the Partnership's business, including its indebtedness, so as to produce sufficient Available Cash to fund to the Limited Partners the Priority Distribution Amount on a current basis and any balance in the Cumulative Unpaid Accrued Return Accounts and Cumulative Unpaid Priority Distribution Accounts of the Limited Partners.

         Section 7.2       Certificate of Limited Partnership

         The General Partner has previously filed the Certificate with the Secretary of State of Georgia as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Georgia and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Georgia and each other state or the District of Columbia in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5(a)(4) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

         Section 7.3       Reimbursement of the General Partner

         (a) The General Partner shall be entitled to reasonable compensation, for services provided to the Partnership; provided, however, that compensation shall be deferred hereunder so long as any Limited Partner has a positive Cumulative Unpaid Priority Distribution Account.

         (b) The General Partner shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses that it incurs relating to the ownership and operation of, or for the benefit of, the Partnership. Such reimbursements shall be in addition to any reimbursement to the General Partner as a result of indemnification pursuant to Section 7.5 hereof.

         (c) The General Partner shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs relating to the organization and/or reorganization of the Partnership and the General Partner, and any other issuance of additional Partnership Interests or REIT Shares pursuant to Section 4.2 hereof.

         (d) In the event that the General Partner shall have transferred substantially all of its assets to the Partnership, and the General Partner elects to purchase from the shareholders of the General Partner REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any distribution or dividend reinvestment program or similar program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner, or any similar obligation or arrangement undertaken by the General Partner in the future, if the General Partner so elects, the purchase price paid by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the General Partner, subject to the condition that: (i) if such REIT Shares subsequently are to be sold by the General Partner, the

General Partner shall pay to the Partnership any proceeds received by the General Partner for such REIT Shares (provided that a transfer of REIT Shares for Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the General Partner within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of Partnership Units held by the General Partner equal to the product obtained by multiplying the Conversion Factor by the number of such REIT Shares.

         Section 7.4       Contracts with Affiliates

         (a) The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         (b) The Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

         (c) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, obtain from or furnish goods or services to the Partnership, directly or indirectly, or engage in any transactions with the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable and no less favorable to the Partnership than would be obtained from an unaffiliated third party.

         (d) The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt on behalf of the Partnership employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any of the Partnership's Subsidiaries.

         (e) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, shall determine.

         (f) The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, such guarantees of debt or of other obligations of the General Partner, and/or of any Subsidiary or Affiliate of the General Partner, as the General Partner, in its sole and absolute discretion, shall determine.

         (g) Notwithstanding any other provision of this Agreement, in the event the General Partner transfers all or substantially all of its assets to the Partnership and as a result all or substantially all of the General Partner's assets are owned through the Partnership, then (i) the Units of the General Partner and its Affiliates will assume an equal priority with Units held by the Original Limited Partners and for all purposes of this Agreement its Units shall be treated on a pari passu basis with Units held by the Original Limited Partners and the allocation and distribution provisions of this Agreement shall be amended appropriately pursuant to the provisions of Section 14.1(b)(5), and
(ii) the General Partner will be authorized to issue interests to itself superior to those held by any other Limited Partner to the extent the General Partner at substantially the same time issues similar interests in its own securities or obligations and provides the proceeds of such issuance to the Partnership in exchange for such superior interests in the Partnership, provided that such superior Partnership interests provide only for payments in respect of such General Partner's securities or obligations in accordance with their terms.

         Section 7.5       Indemnification

         (a) The Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership, the General Partner as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is conclusively established by a final unappealable order of a court of competent jurisdiction that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.5 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.5(a) with respect to the subject matter of such proceeding. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.5(a). Any indemnification pursuant to this
Section 7.5 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.5.

         (b) Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.5(a) has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) The indemnification provided by this Section 7.5 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

         (d) The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnities and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the Internal Revenue Service, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.5 unless such liabilities arise as a result of (i) such Indemnitee's intentional misconduct or knowing violations of the law, or (ii) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law.

         (f) In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.5 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) The provisions of this Section 7.5 are for the benefit of the Indemnities, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.5 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.5 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.6       Liability of the General Partner

         (a) Notwithstanding anything to the contrary set forth in this Agreement, the General Partner shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith and with due care and loyalty.

         (b) The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the General Partner's shareholders collectively, that the General Partner is under no obligation, except as provided at Section 5.1 and 7.1(f), to consider the separate interests of the Limited Partners (including, without limitation, the tax consequences to Limited Partners or Assignees) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         (c) Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

         (d) Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's liability to the Partnership and the Limited Partners under this Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.7       Other Matters Concerning the General Partner

         (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

         (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (c) The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

         (d) Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         Section 7.8       Title to Partnership Assets

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner or such nominee or Affiliate for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.9       Reliance by Third Parties

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                    ARTICLE 8
                    RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 8.1       Limitation of Liability

         The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Sections 10.4 and 13.2(b) hereof, or under the Act.

         Section 8.2       Management of Business

         No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         Section 8.3       Outside Activities of Limited Partners

         Subject to any agreements entered into pursuant to Section 7.4(e) hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or a Subsidiary, any Limited Partner (other than the General Partner) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner (other than the General Partner) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the

General Partner) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person (other than the General Partner to the extent expressly provided herein) and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         Section 8.4       Return of Capital

         Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

         Section 8.5       Rights of Limited Partners Relating to the
                           Partnership

         (a) In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5(c) hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

                  (1) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934;

                  (2) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (3) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                  (4) to obtain a copy of this Agreement and the Certificate and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments thereto have been executed; and

                  (5) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

         (b) The Partnership shall notify each Limited Partner upon request of the then current and applicable Conversion Factor.

         (c) Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that: (i) the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential; or (iii) has not been publicly disclosed by the General Partner.

         Section 8.6       Redemption Right

         (a) Subject to Sections 8.6(b) and 8.6(c), each Limited Partner, other than any Affiliate Limited Partner, shall have the right (the "Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. The Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Limited Partner who is exercising the redemption right (the "Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Redemption Right if the General Partner purchases the Partnership Units subject to the Notice of Redemption pursuant to Section 8.6(b). A Limited Partner may not exercise the Redemption Right for less than one thousand (1,000) Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. The Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any Partnership distributions paid on or after the Specified Redemption Date, except in the event that the Specified Redemption Date occurs after a Partnership Record Date and prior to the payment of the distribution of Available Cash relating to such Partnership Record Date. The Assignee of any Limited Partner may exercise the rights of such Limited Partner pursuant to this Section 8.6, and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

         (b) Notwithstanding the provisions of Section 8.6(a), a Limited Partner that exercises the Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner and the General Partner may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount, as elected by the

General Partner (in its sole and absolute discretion), on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.6(b) with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (5) Business Days after the receipt by the General Partner of such Notice of Redemption. Unless the General Partner (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to its right to purchase Partnership Units under this Section 8.6(b), the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right except as expressly provided to the contrary herein. In the event the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6(b), the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner for federal income tax purposes as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Redemption Right.

         (c) The Partnership shall not redeem for cash any Partnership Interest held by the General Partner or any of its Affiliates.

                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1       Records and Accounting

         The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Sections 8.5(a) and 9.3 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis and in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

         Section 9.2       Partnership Year

         The fiscal year of the Partnership shall be the calendar year.

         Section 9.3       Reports

         As soon as practicable, the General Partner shall cause to be mailed to each Limited Partner, as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate. Limited Partners shall receive all annual and quarterly reports, proxy statements and other shareholder communications transmitted from time to time by the General Partner to holders of REIT Shares.

                                   ARTICLE 10
                                   TAX MATTERS

         Section 10.1      Preparation of Tax Returns

                  The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         Section 10.2      Tax Elections

         Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. The General Partner shall have the right to seek to revoke any such election (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

         Section 10.3      Tax Matters Partner

         (a) The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

         (b) The tax matters partner is authorized, but not required:

                  (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in
                           Section 6223(b)(2) of the Code);

                  (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                  (3) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                  (4) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                  (5) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or any item affected by such item; and

                  (6) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.5 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

         (c) The tax matters partner shall receive no compensation for its services as such. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         Section 10.4      Withholding

         Each Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any such amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such repayment must be made. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full.

                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

         Section 11.1      Transfer

         (a) The term "transfer", when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this
Article 11 does not include any redemption of Partnership Interests by the Partnership from a Limited Partner or any acquisition of Partnership Units from a Limited Partner by the General Partner or from the General Partner pursuant to
Section 8.6.

         (b) No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11 and Article 17 hereof. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 and Article 17 shall be null and void.

         Section 11.2      Transfer of General Partner's Partnership Interests

         (a) The General Partner may not transfer any of its General Partner Interest or withdraw as General Partner except as provided in Section 11.2(b) or
Article 16.

         (b) The General Partner may transfer any of its General Partner Interest to any Subsidiary or other Affiliate of the General Partner, or to any other Person or Persons if the General Partner consolidates or merges into such Person or Persons or if the General Partner sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to such Person or Persons, in one or more transactions, substantially all of the assets or earning power of the General Partner or the Partnership, provided, however, nothing contained herein shall restrict the General Partner's right to pledge, hypothecate, encumber or grant bona fide security interests in the General Partner's interests in this Partnership.

         Section 11.3      Limited Partners' Rights to Transfer

         (a) Subject to the provisions of any subscription agreement and contribution agreement or similar agreement related to a Limited Partner's acquisition of Partnership Units, and Sections 11.3(c), 11.3(d), 11.3(e), 11.4 and 11.5 hereof, a Limited Partner may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner.

         (b) If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of selling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

         (c) The General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would (i) not be exempt from registration under the Securities Act of 1933; (ii) otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Unit; or (iii) cause the Partnership to register the Partnership Units under Section 12(g) of the Securities Exchange Act of 1934, as amended or any successor provision, and the General Partner may condition any such transfer upon its receipt of a no-action letter from the Securities and Exchange Commission or an opinion of counsel in each case in form and substance reasonably satisfactory to the General Partner.

         (d) No transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation, or (ii) such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code.

         (e) No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Regulations
Section 1.752-4(b)) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion, provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to exchange or redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         Section 11.4      Substituted Limited Partners

         (a) No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

         (b) A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

         (c) Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5      Assignees

         If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items, gain, loss deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement except as provided in Section 8.6, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited

Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

         Section 11.6      General Provisions

         (a) No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units under Section 8.6.

         (b) Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substituted Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units under Section 8.6 shall cease to be a Limited Partner.

         (c) Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

         (d) If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership Year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section 8.6, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using any method permitted under the applicable Regulations and selected by the General Partner in its sole and absolute discretion. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

                                   ARTICLE 12
                              ADMISSION OF PARTNERS

         Section 12.1      Admission of Successor General Partner

      A permitted successor to all of the General Partner Interest who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6(d) hereof.

         Section 12.2      Admission of Additional Limited Partners

         (a) After the admission to the Partnership of the Initial Limited Partner on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         (b) Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         (c) If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using any method permitted under the applicable Regulations and selected by the General Partner in its sole and absolute discretion. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees including such Additional Limited Partner.

         Section 12.3 Amendment of Agreement and Certificate of Limited Partnership

         For the admission to the Partnership of any Partner, the General Partner shall, subject to the requirements of Section 4.2, take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

         Section 13.1      Dissolution

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Dissolution Events"):

         (a) the expiration of its term as provided in Section 2.5 hereof.

         (b) an event of withdrawal of the General Partner, as defined in the Act (other than an event of bankruptcy), unless within ninety (90) days after such event of withdrawal a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

         (c) an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

         (d) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

         (e) the sale of all or substantially all of the assets and properties of the Partnership; or

         (f) a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

         Section 13.2      Winding Up

         (a) The General Partner shall provide written notice to the Limited Partners of the occurrence of a Dissolution Event, giving them at least 20 days in which to exercise the Redemption Right prior to the distribution of any proceeds from the liquidation of the Partnership pursuant to this Section 13.2(a), unless such occurs by virtue of events described in paragraphs (a), (b) (if involuntary), (d) or (f) of Section 13.1, in which case the General Partner shall provide written notice to the Limited Partners promptly after the occurrence of such event.

Upon the occurrence of a Dissolution Event or a Terminating Capital Transaction, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:

                  (1) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                  (2) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the Partners, pro rata in accordance with amounts owed to each such Partner;

                  (3) Third, one hundred percent (100%) to the Limited Partners, other than any Affiliate Limited Partner, pro rata based on the number of Limited Partner Units held by such Partners, until each such Partner has received an amount equal to the amount, if any, in such Partner's Cumulative Unpaid Accrued Return Account and Cumulative Unpaid Priority Distribution Account plus the aggregate Priority Distribution Amounts for each Partnership Record Date (if any) occurring subsequent to the Dissolution Event;

                  (4) The balance, if any, after giving effect to all contributions, distributions, and allocations for all periods, to those Partners with positive Capital Account balances, to the extent of such positive Capital Account balances.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

         (b) Notwithstanding the provisions of Section 13.2(a) hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical, would cause undue loss to the Partners, or would be inconsistent with the terms of any binding agreement into which the Partnership entered prior to the Dissolution Event or Terminating Capital Transaction, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including those to Partners as creditors) and/or distribute to the Partners, in lieu of cash, in accordance with the provisions of Section 13.2(a) hereof, interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation or disposition of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         (c) In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                  (1) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                  (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A as soon as practicable.

         Section 13.3      Negative Capital Accounts

         (a) Except as provided in Section 13.3(b), no Partner, General or Limited, shall be liable to the Partnership or to any other Partner for any negative balance outstanding in each such Partner's Capital Account, whether such negative Capital Account results from the allocation of Net Losses or other items of deduction and loss to such Partner or from distributions to such Partner.

         (b) If any Limited Partner who elects to be added to Exhibit F (an "Electing Partner"), on the date of the "liquidation" of his respective interest in the Partnership (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g)), has a negative balance in his Capital Account, then such Electing Partner shall contribute in cash to the capital of the Partnership the lesser of (i) the maximum amount (if any such maximum amount is stated) listed beside such Electing Partner's name on Exhibit F or (ii) the amount required to increase his Capital Account as of such date to zero. Any such contribution required of a Partner hereunder shall be made on or before the later of (i) the end of the Partnership fiscal year in which the interest of such Partner is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation. Notwithstanding any provision hereof to the contrary, all amounts so contributed by a Partner to the capital of the Partnership shall, upon the liquidation of the Partnership under this Article 13, be first paid to any then creditors of the Partnership, including Partners that are Partnership creditors (in the order provided in Section 13.2), and any remaining amount shall be distributed to the other Partners then having positive balances in their respective Capital Accounts in proportion to such positive balances. After the death of an Electing Partner, the executor of the estate of such an Electing Partner may elect to reduce (or eliminate) the deficit Capital Account restoration obligation of such an Electing Partner pursuant to this
Section 13.3(b). Such election may be made by such executor by delivering to the General Partner within two hundred seventy (270) days of the death of such an Electing Partner a written notice setting forth the maximum deficit balance in his Capital Account that such executor agrees to restore under this Section 13.3(b), if any. If such executor does not make such a timely election (whether or not the balance in his Capital Account is negative at such time), then such Electing Partner's estate (and the beneficiaries thereof who receive distribution of Partnership Units therefrom) shall be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of this Section 13.3(b).

         Section 13.4      Deemed Distribution and Recontribution

          Notwithstanding any other provision of this Article 13, in the event the Partnership is considered liquidated within the meaning of Regulations
Section 1.704-l(b)(2)(ii)(g), but no Dissolution Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up.

         Section 13.5      Rights of Limited Partners

          Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership, and shall have no rights as a shareholder or as a creditor of the General Partner by virtue of being a Limited Partner. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distribution or allocations.

         Section 13.6      Notice of Dissolution

          In the event a Dissolution Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall provide within thirty (30) days thereafter written notice thereof to each of the Partners.

         Section 13.7 Termination of Partnership and Cancellation of Certificate of Limited Partnership

         Upon the completion of the liquidation of the Partnership cash and property as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Georgia shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section 13.8      Reasonable Time for Winding-Up

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section 13.9      Waiver of Partition

         Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

         Section 14.1      Amendments

         (a) Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen
(15) Business Days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 14.1(b), 14.1(c) or 14.1(d), a proposed amendment shall be adopted and be effective as an amendment hereto if it (i) is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner, except as provided in Section 14.1(d)), and except as provided in Section 14.1(b) or 14.1(c).

         (b) Notwithstanding Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (1) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                  (2) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                  (3) to set forth the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to
                           Section 4.2 hereof;

                  (4) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with the other provisions of this Agreement, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

                  (5) to reflect the contribution to the Partnership of substantially all assets of the General Partner (which amendments in such case may include, without limitation, the elimination of all provisions of this Agreement providing for distribution and allocations priorities with respect to the Limited Partners); and

                  (6) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1(b) is taken.

         (c) Notwithstanding Section 14.1(a) and 14.1(b) hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest, (ii) modify the limited liability of a Limited Partner, (iii) alter rights of the Partner to receive distributions pursuant to
Article 5 or Article 13, or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1(b)(3) hereof), (iv) alter or modify the Redemption Right and REIT Shares Amount as set forth in Section 8.6, and the related definitions, (v) cause the termination of the Partnership prior to the time set forth in Sections 2.5 or 13.1, or (vi) amend this Sections 4.2, 7.4(f) or 14.1(c).

         (d) Notwithstanding Section 14.1(a) or Section 14.1(b) hereof, the General Partner shall not amend Article 16 or Sections 7.3, 7.4, 7.5, 11.3, 13.2(a) (to the extent that any

Partnership Units are outstanding that entitle the Partners (other than the General Partner and its Affiliates) holding such Partnership Units to priority distributions under Section 13.2(a)(3)), 14.1(a) or 14.2 without the Consent of a majority of the Percentage Interests of the Limited Partners other than an Affiliate Limited Partner.

         Section 14.2      Meetings of the Partners

         (a) Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding twenty percent (20%) or more of the Percentage Interests. The call shall state the nature of the business to be transacted and notice of any such meeting shall be given to all Partners not less than seven
(7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in Section 14.1(a) hereof. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners (including Limited Partnership Interests held by the General Partner) shall control.

         (b) Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

         (c) Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

         (d) Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of the General Partner and may be held at the same time, and as part of, meetings of the shareholders of the General Partner.

                                   ARTICLE 15
                               GENERAL PROVISIONS

         Section 15.1      Addresses and Notice

         Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing (or if delivery is refused, when delivery is attempted but refused.)

         Section 15.2      Titles and Captions

         All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

         Section 15.3      Pronouns and Plurals

         Whenever the context may require, any pronoun used in this Agreement shall include the plural and vice versa.

         Section 15.4      Further Action

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purpose of this Agreement.

         Section 15.5      Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 15.6      Creditors

         Other than as expressly set forth herein with respect to the Indemnities, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditors of the Partnership.

         Section 15.7      Waiver

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.8      Counterparts

         This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         Section 15.9      Applicable Law

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Georgia, without regard to the principles of conflicts of law.

         Section 15.10     Invalidity of Provisions

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

         Section 15.11     Entire Agreement

         This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreement among them with respect thereto.

                                   ARTICLE 16
                        CONSOLIDATION, MERGER OR SALE OF
                          ASSETS OF THE GENERAL PARTNER

         Section 16.1      Triggering Events

         For the purposes of this Article 16, the effective date and time of any of the following events shall be deemed to be a "Triggering Event": (w) if the General Partner consolidates with, or merges into, any other Person, and the General Partner is not the continuing or surviving corporation of such consolidation or merger, (x) if any Person consolidates with, or merges into, the General Partner, and the General Partner is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding REIT Shares are converted into or exchanged for stock or other securities of any other Person or cash or any other property, or (y) if the General Partner sells or otherwise transfers (or one or more of its Subsidiaries sells or otherwise transfers) to any Person or Persons, in one or more transactions, substantially all of the assets or earning power of the General Partner or the Partnership.

         Section 16.2      From and After the Occurrence of a Triggering Event

         Effective on the date of each Triggering Event, the Redemption Right shall be adjusted as provided in this Section 16.2.

         (a) From and after a Triggering Event and until the occurrence, if any, of a subsequent Triggering Event (in which case a further adjustment shall be made pursuant to this Section 16.2), each and every reference contained in this Agreement to a "REIT Share" or "REIT Shares" shall be deemed to be a reference to a share or shares, respectively (each, a "Replacement Share"; collectively, "Replacement Shares"), of the common stock, or, if such Person shall have no common stock, the equity securities or other equity interest having power to control or direct the management (the "Common Stock") of: (a) in the case of a Triggering Event described in clause (w) or (x) of the first sentence of Section 16.1, (1) the Person that is the issuer of any securities into which the REIT Shares are converted in such merger or consolidation, and (2) if no securities are so issued, the Person that is the other party to such merger or consolidation; or (b) in the event of a Triggering Event described in clause (y) of the first sentence of Section 16.1, the Person that is the party receiving the largest portion of the assets or earning power transferred pursuant to such transaction or transactions. Any issuer of "Replacement Shares" shall be referred to as an "Issuer."

         (b) From and after a Triggering Event, the "Conversion Factor" shall be adjusted in a manner to have the same effect as though the Units had been exchanged for REIT Shares immediately prior to consummation of the Triggering Event and the holder had received the same consideration in the Triggering Event as was received by holders of REIT Shares.

         (c) In the event that on the date of a Triggering Event, the shares of a Person are not publicly held or not so listed or traded or if, for the ten days prior to such date, no market maker is making a market in the shares of a Person, the Average Trading Price of the shares of such Person shall be the fair value of the shares as determined in good faith by the General Partner, which determination shall be binding on all of the Limited Partners.

         (d) From and after a Triggering Event, each and every reference to the "General Partner" in Section 8.6 shall be deemed to be a reference to the Issuer of the Replacement Shares. From and after a Triggering Event, the "Average Trading Price" of a REIT Share or a Replacement Share, as applicable shall be substituted for the "Value" of the same for the purposes of determining the Cash Amount.

         Section 16.3      Application to Later Transactions

         This Article 16 shall apply to the initial Triggering Event and shall continue to apply to each subsequent Triggering Event.

         Section 16.4      Waivers and Amendments

         This Article 16 shall only be amended as provided in Section 14.1(d) of this Agreement and shall be deemed included in such section for all purposes; provided that the General Partner may amend this Article 16, without the consent of the Limited Partners for the purposes set forth at Section 14.1(b)(4) prior to a Triggering Event.

                                   ARTICLE 17
                            INVESTMENT REPRESENTATION

         17.1 Investment. The Limited Partners represent to the Partnership and to the General Partner that they are acquiring their respective Units for their own accounts for investment purposes only, and without a view to any distribution of their Units.

         17.2 Restrictive Legend. If at any time the Units are evidenced by certificates or other documents, each such certificate or other document will contain a legend stating that (i) such Units (1) have not been registered under the Securities Act of 1933 or the securities or blue sky laws of any state or other jurisdiction, (2) have been issued pursuant to one or more claims of exemption from the registration provisions of the Securities Act and any state or other jurisdiction's securities laws which may be applicable, and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act or in compliance with one or more available exemptions therefrom, and (ii) the sale, transfer or assignment of such Units is further subject to restrictions contained in this Agreement and a subscription agreement, contribution agreement or other agreement with the Partnership or its General Partner pursuant to which Limited Partner subscribed for his or her Units, and such Units may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of this Agreement and such subscription, contribution and other agreements with the Partnership or the General Partner.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                       GENERAL PARTNER:

                                       IRT PROPERTY COMPANY


                                       By:   /s/  James G. Levy
                                             ----------------------------------
                                       Name:      James G. Levy
                                       Title:     Vice President & Treasurer


                                       LIMITED PARTNER:

                                       IRT MANAGEMENT COMPANY

                                       By:   /s/  Mary M. Thomas
                                             ----------------------------------
                                       Name:      Mary M. Thomas
                                       Title:     Executive Vice President

                                      LIMITED PARTNERS:

                                      TAMARAC TRUST, TRUST NO. 101, BY
                                      MIBEF CORPORATE SERVICES, INC., AS
                                      TRUSTEE

                                      By:   /s/  James S. Levin
                                            -----------------------------------
                                      Name:      James S. Levin
                                            -----------------------------------
                                      Title:     Agent
                                            -----------------------------------


                                      RIVERSIDE TRUST, TRUST NO. 102,
                                      BY  MIBEF CORPORATE SERVICES, INC., AS
                                      TRUSTEE

                                      By:   /s/  James S. Levin
                                            -----------------------------------
                                      Name:      James S. Levin
                                            -----------------------------------
                                      Title:     Agent
                                            -----------------------------------



                                      CHARLOTTE SQUARE TRUST,
                                      TRUST NO. 103, BY MIBEF CORPORATE
                                      SERVICES, INC., AS TRUSTEE

                                      By:   /s/  James S. Levin
                                            -----------------------------------
                                      Name:      James S. Levin
                                            -----------------------------------
                                      Title:     Agent
                                            -----------------------------------

                                 FIRST AMENDMENT
                                     TO THE
                                  AGREEMENT OF
                               LIMITED PARTNERSHIP
                                       OF
                                IRT PARTNERS L.P.


         THIS FIRST AMENDMENT TO THE AGREEMENT OF LIMITED PARTNERSHIP OF IRT PARTNERS L.P. (the "Amendment"), dated as of August 12, 1998, is entered into by and among IRT PROPERTY COMPANY, a Georgia corporation (the "General Partner"), IRT MANAGEMENT COMPANY, a Georgia corporation (the "Initial Limited Partner"), and MIBEF CORPORATE SERVICES, INC., as Trustee of (i) the Tamarac Trust No. 101 (the "Tamarac Trust"), (ii) Riverside Trust No. 102 (the "Riverside Trust"), and
(iii) Charlotte Square Trust, Trust No. 103 (the "Charlotte Trust"), together with any other Persons who become Partners in the Partnership as provided herein (as such terms are defined hereinafter).

         WHEREAS, the parties hereto entered into that certain Agreement of Limited Partnership of IRT Partners L.P. (the "Agreement"), dated as of July 14, 1998; and

         WHEREAS, the parties hereto wish to clarify the Agreement in certain respects;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Definitions. The terms, phrases or other references set forth in the Agreement shall have the same meaning when used herein, unless otherwise indicated, and they are hereby incorporated herein and made a part hereof.

         2. Amendment of Article 1. The definition of "Priority Distribution Amount" in Article 1 of the Agreement is hereby amended to read in its entirety as follows:

            "'Priority Distribution Amount' means with respect to any Limited Partnership Unit (other than Units held by an Affiliate Limited Partner) outstanding on a Partnership Record Date the product of: (i) the cash distribution per REIT Share (including any distribution designated by the General Partner as capital gain pursuant to Section 857(b)(3)(C) of the Code or a return of capital) declared by the General Partner on the Partnership Record Date; (ii) the Conversion Factor; and (iii) a fraction, the denominator of which is the actual number of days in the quarter or other period subsequent to the date the last cash dividend or distribution was paid with respect to the REIT Shares through the payment date for the cash dividend or distribution for the REIT Shares to which such Partnership

         Record Date relates, and the numerator of which is the actual number of days in such quarter or such other period that such Limited Partnership Unit was outstanding."

         3. Effect of Amendment. Except as expressly provided in this Amendment, the provisions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have entered into this Amendment as of the date first above written.

                                       GENERAL PARTNER:

                                       IRT PROPERTY COMPANY


                                       By:
                                              ---------------------------------
                                       Name:      James G. Levy
                                       Title:     Vice President & Treasurer


                                       LIMITED PARTNER:

                                       IRT MANAGEMENT COMPANY

                                       By:
                                              ---------------------------------
                                       Name:      Mary M. Thomas
                                       Title:     Executive Vice President
                                                  and Chief Financial Officer

                                       LIMITED PARTNERS:

                                       TAMARAC TRUST, TRUST NO.
                                       101, BY MIBEF CORPORATE
                                       SERVICES, INC., AS TRUSTEE

                                       By:   /s/  JAMES S. LEVIN
                                             ---------------------------------
                                       Name:      James S. Levin
                                             ---------------------------------
                                       Title:     Agent
                                             ---------------------------------



                                       RIVERSIDE TRUST, TRUST NO.
                                       102, BY MIBEF CORPORATE
                                       SERVICES, INC., AS TRUSTEE

                                       By:   /s/  JAMES S. LEVIN
                                             ---------------------------------
                                       Name:      James S. Levin
                                             ---------------------------------
                                       Title:     Agent
                                             ---------------------------------

                                       CHARLOTTE SQUARE TRUST,
                                       TRUST NO. 103, BY MIBEF
                                       CORPORATE SERVICES, INC., AS
                                       TRUSTEE

                                       By:   /s/  JAMES S. LEVIN
                                             ---------------------------------
                                       Name:      James S. Levin
                                             ---------------------------------
                                       Title:     Agent
                                             ---------------------------------



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